UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, TX	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 934-1825

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 18, 2013, Pernix Therapeutics Holdings, Inc. (the “Company”) issued a press release reporting its results for the fourth quarter and year ended December 31, 2012. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 (and in Item 9.01) shall be deemed to be furnished to the Securities and Exchange Commission but not filed, and shall not be deemed to be incorporated by reference into any filings by the Company under the Securities Act of 1933, as amended, unless the Company expressly states otherwise in such filing.

Item 9.01	Financial Statements and Exhibits

(d)      Exhibits.

Exhibit Number	Description

99.1	Press release by Pernix Therapeutics Holdings, Inc. dated March 18, 2013 reporting its results for the fourth quarter and year ended December 31, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Dated: March 19, 2013	By:	/s/ David P. Becker
David P. Becker
Chief Financial Officer

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